UNITED HIGH INCOME FUND, INC.

             Supplement to the Statement of Additional Information
                              Dated June 30, 1996

The following paragraph supplements the information that appears in the section entitled "Specific Securities and Investment Practices":

  Asset-Backed Securities

     Asset-backed securities represent interest in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

The following information replaces the last sentence under the heading "Custodial and Auditing Services" on page 32:

     Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

This Supplement is dated January 10, 1997.